UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

DIGITAL ANGEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-15177

52-1233960

(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Villaume Avenue, South St. Paul, MN 55075
(Address of Principal Executive Offices) (Zip Code)

 (Registrant’s telephone number, including area code)    (651) 455-1621

Not applicable.

(Former name or former address, if changed since last report.)

Item 5.                                                           Other Events

On January 27, 2004 Digital Angel Corporation announced the appointment of Mr. John R. Block as a member of Digital Angel Corporation’s Board of Directors. The Company’s announcement is included in the press release attached as Exhibit 99.1.

Item 7.                                                           Exhibits and Reports on Form 8-K.

(a)                      No financial statements are required to be filed as part of this Current Report on Form 8-K.

(b)                     No pro forma financial information is required to be filed as part of this Current Report on Form 8-K.

(c)                      The following exhibit is filed as part of this Current Report on Form 8-K

99.1               Copy of press release dated January 27, 2004

Item 9.                                                           Regulation FD Disclosure.

Digital Angel Corporation is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report, which is hereby incorporated herein by reference.  Exhibit 99.1 is Digital Angel Corporation’s press release announcing  Mr. John R. Block’s appointment to the Company’s Board of Directors.

Safe Harbor

The statements in this Form 8-K that are not strictly historical are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to be covered by the safe harbors created by these sections.  The forward-looking statements are subject to risks and uncertainties and the actual results that the Company achieves may differ materially from these forward-looking statements due to such risks and uncertainties, including, but not limited to, the Company’s historical losses and negative cash flows from operations raise doubt about the Company’s ability to continue as a going concern, the Company’s stockholders will experience dilution if certain debt owned by the Company is converted into common stock, the Company’s stockholders will experience dilution when the stock purchase agreement with Applied Digital Solutions, Inc. closes, the risk of foreclosure on substantially all of the Company’s assets, the Company’s majority stockholder, Applied Digital Solutions, Inc. is able to completely control the board of directors and may support actions that conflict with the interests of other stockholders, the Company’s earnings will decline if it writes off additional goodwill and other intangible assets, exercises of the Company’s options and warrants outstanding and available for issuance may adversely affect the market price of the Company’s common stock, the Company’s inability to generate income, the Company’s Wireless and Monitoring segment’s ability to achieve profitability, the Company’s ability to maintain patent and trade secret protection, domestic and foreign government regulation, the Company’s sales to government contractors of animal identification products, dependence on a single production arrangement for the Company’s patented syringe-injectable microchips, dependence on principal customers, competition in the visual and electronic identification markets, risks as a result of foreign operations, foreign currency rate fluctuation, dependence on a small team of senior management and the Company’s ability to develop, integrate, miniaturize and market the Digital Angel TM technology.  A detailed statement of risks and uncertainties is contained in the Company’s reports to the Securities and Exchange Commission, including in particular the Company’s Form 10-Q for the quarter ended September 30, 2003.  Investors and stockholders are urged to read this document carefully.  The Company can offer no assurances that any projections, assumptions or forecasts made or discussed in the release “Digital Angel Names John R. Block to Board of Directors” dated January 27, 2004, will be met, and investors should understand the risks of investing solely due to such projections.  The Company undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of the press release, incorporated herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2004

/s/ James P. Santelli
Digital Angel Corporation
James P. Santelli
Vice-President of Finance and Chief Financial Officer